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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                June 5, 2003

                           BEVSYSTEMS INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Florida
                 (State or Other Jurisdiction of Incorporation)

         000-1020477                                   84-1352529
      ---------------                                 ---------------
 (Commission File Number)                     (IRS Employer Identification No.)


                            1315 Cleveland Street
                          Clearwater, Florida 33755
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (727)446-2999
              (Registrant's Telephone Number, Including Area Code)


                             501 Brickell Key Drive
                                  Suite 407
                             Miami, Florida  33151
                     ---------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)




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Item 5. Other Events.

On June 5, 2003 all of the members of our Board of Directors approved a resolution relocating our principle corporate office from 501 Brickell Key Drive, Suite 407, Miami, Florida 33151 to 1315 Cleveland Street, Clearwater, Florida 33755.

Item 7.  Financial Statements and Exhibits

Number            Exhibit
------            -------
10.1              Resolution

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BEVSYSYTEMS INTERNATIONAL, INC.


By: /s/ Robert Tatum
---------------------------------------
        ROBERT TATUM,  President

Date: June 6, 2003


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